SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K




                            Current Report Pursuant
                        to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):      November 12, 1996

                            HARCOURT GENERAL, INC.
           (Exact of name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


                1-4925                                04-1619609
  (Commission File Number)                (I.R.S. Employer Identification No.)


27 Boylston Street, Chestnut Hill, MA                02167
(Address of principal executive offices)            (Zip Code)


                                (617) 232-8200
             (Registrant's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets.

        On November 12, 1996, subject to the terms of an Exchange and Repurchase Agreement between Harcourt General, Inc. (the "Registrant") and The Neiman Marcus Group, Inc. ("NMG") incorporated herein by reference, NMG acquired from the Registrant (the "Repurchase") all of the issued and outstanding preferred stock of NMG, consisting of 500,000 shares of 9 1/4% Cumulative Redeemable Preferred Stock (the "9 1/4% Preferred Stock") and 1,000,000 shares of 6% Cumulative Convertible Preferred Stock (the "6% Preferred Stock" and, together with the 9 1/4% Preferred Stock, the "Preferred Stock") in exchange for 3,857,142 shares of NMG Common Stock issued to the Registrant (the "Stock Payment") and approximately $287 million (including accrued and unpaid dividends) in cash (the "Cash Payment").

      To partially fund the Cash Payment, NMG sold 8,000,000 shares of its Common Stock in an underwritten public offering (the "Offering") pursuant to a Registration Statement on Form S-3 (No. 333-11721) filed with the Securities and Exchange Commission, from which it received (after underwriting discounts, commissions and estimated expenses of the Offering) approximately $267.3 million. NMG funded the balance of the Cash Payment through bank borrowings.

      Immediately prior to the Offering, the Registrant beneficially owned 22,572,360 shares of the Common Stock of NMG, representing approximately 59.4% of the issued and outstanding Common Stock of NMG, and all of the Preferred Stock. After giving effect to the Repurchase, the Registrant beneficially owns 26,429,502 shares of the Common Stock of NMG, representing approximately 53.0% of the issued and outstanding Common Stock of NMG.

Item 7.  Financial Statements and Exhibits.

            (a)   Financial Statements of Business Acquired.

                  Not Applicable

            (b)   Pro Forma Financial Information.

                  See pages F-1 through F-6

            (c)   Exhibits.

      2.1 Exchange and Repurchase Agreement, incorporated herein by reference to Exhibit 10.1 to Registration Statement on Form S-3 of The Neiman Marcus Group, Inc. dated October 10, 1996 (Registration No. 333-11721).

                                        INDEX




   Item 7(b) Pro Forma Financial Information                        Page Number

   Introduction to Pro Forma Financial Information                       F-2

   Condensed Consolidated Balance Sheets as
     of July 31, 1996                                                    F-3

   Condensed Consolidated Statements of Earnings
     for the nine months ended July 31, 1996                             F-4

   Consolidated Statements of Earnings for the
     year ended October 31, 1995                                         F-5

   Notes to Pro Forma Financial Information                              F-6









































                Introduction to Pro Forma Financial Information
                    Harcourt General, Inc. and Subsidiaries


The historical consolidated financial statements presented below have been derived from the unaudited Condensed Consolidated Financial Statements for the nine months ended July 31, 1996 and the audited Consolidated Financial Statements for the year ended October 31, 1995, and are qualified by reference to, and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations," the Condensed Consolidated Financial Statements and Notes thereto and the Consolidated Financial Statements and Notes thereto previously filed on Forms 10-Q and 10-K, respectively. The pro forma condensed consolidated balance sheet as of July 31, 1996, the pro forma condensed consolidated statement of earnings for the nine months ended July 31, 1996 and the pro forma consolidated statement of earnings for the year ended October 31, 1995 presented below give effect to the Repurchase as if it had occurred as of July 31, 1996, November 1, 1995 and November 1, 1994, respectively. The pro forma information does not purport to represent what the Company's results of operations would have been if the Repurchase had occurred as of the date indicated or what such results will be for any future periods. The pro forma information should be read in conjunction with the financial statements and accompanying notes thereto referred to above which have been previously filed on Forms 10-Q and 10-K.



                                 Condensed Consolidated Balance Sheets
                                Harcourt General, Inc. and Subsidiaries
                                            (In thousands)

                                                          July 31, 1996
                                              Historical    Adjustments       Pro Forma
Assets
Current assets
           Cash and equivalents               $  315,909    $  224,645  (1)   $  540,554
           Short-term investments                124,745                         124,745
           Accounts receivable, net              477,495                         477,495
           Inventories                           573,852                         573,852
           Deferred income taxes                  79,083                          79,083
           Other current assets                   71,967                          71,967
             Total current assets              1,643,051       224,645         1,867,696

Property and equipment, net                      571,883        (2,035) (2)      569,848

Other assets
           Prepublication costs, net             202,763                         202,763
           Intangible assets, net                469,542        (8,786) (2)      460,756
           Other                                 147,179                         147,179
             Total other assets                  819,484        (8,786)          810,698

             Total assets                     $3,034,418    $  213,824        $3,248,242

Liabilities
Current liabilities
    Notes payable and current
              maturities of long-term
              liabilities                     $  159,942    $                 $  159,942
              Accounts payable                   280,969                         280,969
           Accrued liabilities                   324,220                         324,220
           Taxes payable                          62,579                          62,579
           Other current liabilities              79,814                          79,814
Total current liabilities                        907,524                         907,524

Long-term liabilities
           Notes and debentures                  739,253        14,145  (3)      753,398
           Other long-term liabilities           218,649                         218,649
Total long-term liabilities                      957,902        14,145           972,047
Deferred income taxes                            198,398       (33,127) (4)      165,271

Minority interest                                     -        217,653  (5)      217,653

Shareholders' equity
Preferred stock                                    1,162                           1,162
Common stocks 71,108                              71,108
Paid-in capital                                  728,795        15,153  (6)      743,948
Cumulative translation adjustments                (6,458)                         (6,458)
Retained earnings                                175,987                         175,987

             Total shareholders' equity          970,594        15,153           985,747

Total liabilities and
  shareholders' equity                        $3,034,418    $  213,824        $3,248,242

        See Notes to Pro Forma Financial Information.



                            Condensed Consolidated Statements of Earnings
                                Harcourt General, Inc. and Subsidiaries
                              (In thousands except for per share amounts)

                                                Nine months ended July 31,1996
                                               Historical       Adjustments    Pro Forma

Revenues                                      $2,421,996    $                 $2,421,996

Costs applicable to revenues                   1,421,773          (100) (7)    1,421,673
Selling, general and
  administrative expenses                        735,140                         735,140
Corporate expenses                                23,627          (320) (7)       23,307

Operating earnings                               241,456           420           241,876

Investment income                                 20,957        10,739  (8)       31,696
Interest expense                                 (61,876)         (897) (9)      (62,773)

Earnings from continuing
  operations before income taxes                 200,537        10,262           210,799
Income tax expense                               (68,183)       (3,489)(10)      (71,672)

Net earnings                                  $  132,354    $    6,773        $  139,127

Weighted average number of common
  and common equivalent
  shares outstanding                              72,832        72,832            72,832

Amounts per share of common stock:

  Net earnings                                $     1.82    $      .09        $     1.91





















        See Notes to Pro Forma Financial Information.

                                 Consolidated Statements of Earnings
                                Harcourt General, Inc. and Subsidiaries
                              (In thousands except for per share amounts)

                                              Year ended October 31, 1995
                                              Historical     Adjustments      Pro Forma

Revenues                                      $3,034,736     $                $3,034,736

Costs applicable to revenues                   1,765,090          (130) (7)    1,764,960
Selling, general and
  administrative expenses                        917,355                         917,355
Corporate expenses                                34,395          (430) (7)       33,965

Operating earnings                               317,896           560           318,456

Investment income                                 39,945        13,862  (8)       53,807
Interest expense                                 (88,735)       (1,196) (9)      (89,931)

Earnings from continuing
  operations before income taxes                 269,106        13,226           282,332
Income tax expense                               (91,496)       (4,497)(10)      (95,993)

Earnings from continuing operations              177,610         8,729           186,339

Earnings (loss) from discontinued
  operations, net                                (11,727)           -            (11,727)


Net earnings                                  $  165,883     $   8,729        $  174,612

Weighted average number of
  common and common equivalent
  shares outstanding                              76,764            -             76,764

Amounts per share of common stock:
  Earnings from continuing
    operations                                $     2.31    $      .11        $     2.42
  Earnings (loss) from
    discontinued operations                         (.15)           -               (.15)

  Net earnings                                $     2.16    $      .11        $     2.27













        See Notes to Pro Forma Financial Information.




   HARCOURT GENERAL, INC.
   NOTES TO PRO FORMA FINANCIAL INFORMATION

   (1)     Reflects  net   proceeds  from  the   Offering  and  Repurchase
           (the Transactions),   less  estimated   taxes   payable   related
           to   the Repurchase.

   (2)     Reflects reduction  of tangible  and intangible  assets recorded
           with the Company's  purchases  of NMG  common  stock.   The
           reduction was calculated based on the dilution of the Company's investment by the Offering.

   (3)     Reflects the incremental borrowings to complete the Transactions.

   (4) Reflects the estimated effect of the Offering and the Repurchase on deferred taxes.

   (5)     Reflects minority interest attributable to the Offering.

   (6) Reflects the Company's share of NMG's incremental equity as a result of the Transactions, net of estimated taxes.

   (7) Reflects the reduction in depreciation and amortization related to the reduced goodwill and property described in note (2).

   (8) Reflects incremental investment income attributable to the cash received from the Transactions, calculated at the effective rate earned by the Company on its cash and short term investments.

   (9) Reflects the incremental interest expense attributable to borrowings made by NMG to fund the Repurchase.

   (10)    Reflects the incremental income taxes payable attributable to the net
           increase  in   earnings  before   taxes  resulting   from  pro  forma
           adjustments, at the Company's effective tax rate.





















        See Notes to Pro Forma Financial Information.



                                     SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HARCOURT GENERAL, INC.


   Date:  November 25, 1996                      By: /s/ Eric P. Geller
                                                 Eric P. Geller
                                                 Senior Vice President, General
                                                   Counsel and Secretary